UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 10, 2026

KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Background

As previously disclosed, Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company” or “Kennedy Wilson”) entered into an Agreement and Plan of Merger with Kona Bidco, LLC, a Delaware limited liability company (“Parent”), and Kona Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), on February 16, 2026, which was amended by that certain Amendment to Agreement and Plan of Merger, dated March 15, 2026 (as amended, the “Merger Agreement”). The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and subsidiary of Parent (the “Merger”).

On June 10, 2026, Kennedy Wilson held a special meeting of stockholders (“Special Meeting”) to vote on certain proposals relating to the Merger Agreement. Such proposals are described in more detail below and in the Company’s Definitive Proxy Statement on Schedule 14A, dated May 5, 2026 (as supplemented, the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) and mailed to all stockholders of record of the Company as of the Record Date (as defined below).

As of the close of business on May 4, 2026, the record date for the Special Meeting (the “Record Date”), there were 164,505,033 shares of Company common stock and shares of Company preferred stock (calculated on an as-converted basis or based on the number of outstanding warrants, as applicable) entitled to vote at the Special Meeting. At the Special Meeting, a total of 149,552,176 shares of Company common stock and shares of Company preferred stock (calculated on an as-converted basis or based on the number of outstanding warrants, as applicable), representing approximately 90.91% of the Company’s outstanding voting power entitled to vote as of the Record Date, were present in person or represented by proxy, constituting a quorum to conduct business.

Following the approval of the Merger Proposal (as defined below) at the Special Meeting, the Company, Parent and Merger Sub anticipate the transactions contemplated by the Merger Agreement, including the Merger, will close on or about June 16, 2026, subject to the satisfaction of customary closing conditions, as described in more detail in the Definitive Proxy Statement. Additionally, as previously announced, the Company’s dividend payment of $0.12 per share to common stockholders as of June 11, 2026 is expected to be paid on such closing date.

The number of votes cast for and against, as well as the number of abstentions, with respect to each proposal presented at the Special Meeting were as follows:

Proposal No. 1: Merger Proposal

The proposal to adopt the Merger Agreement (the “Merger Proposal”) required (i) the affirmative vote of a majority of the outstanding voting power of (a) the Company’s common stock, par value $0.0001 per share, (b) the Company’s 5.75% Series A Cumulative Perpetual Convertible Preferred Stock (on an as-converted basis), (c) the Company’s 4.75% Series B Cumulative Perpetual Preferred Stock (based on the number of outstanding warrants issued in connection with the issuance of such stock and in accordance with the certificate of designations governing such stock) and (d) the Company’s 6.00% Series C Cumulative Perpetual Preferred Stock (based on the number of outstanding warrants issued in connection with the issuance of such stock and in accordance with the certificate of designations governing such stock) (collectively, the “Company Voting Stock”), in each case entitled to vote on the Merger Proposal, voting as a single class (the “Majority Approval”), and (ii) the affirmative vote of at least two-thirds of the outstanding voting power of the Company Voting Stock entitled to vote on the Merger Proposal, excluding the Company Voting Stock “owned” (as such term is defined in Section 203 of the General Corporation Law of the State of Delaware) by William J. McMorrow, William J. McMorrow Revocable Trust, Matthew Windisch, In Ku Lee and certain affiliates of Fairfax Financial Holdings Limited that hold shares of Company Voting Stock (collectively, the “Consortium Parties”) and their respective “affiliates” and “associates” (as such terms are defined in Section 203 of the General Corporation Law of the State of Delaware) (the “Disinterested Stockholder Approval”). The Company’s stockholders approved the Merger Proposal, as follows:

Majority Approval:

Votes For	Votes Against	Abstentions
148,957,598	535,978	58,600

Disinterested Stockholder Approval:

Votes For	Votes Against	Abstentions
108,258,576	535,978	58,600

Proposal No. 2: Advisory Compensation Proposal

The proposal to approve, on a non-binding advisory basis, the compensation that will or may become payable by Kennedy Wilson to its named executive officers in connection with the transactions contemplated by the Merger Agreement (the “Advisory Compensation Proposal”) required the affirmative vote of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) by the stockholders of Kennedy Wilson present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote on such proposal. The Company’s stockholders approved, on a non-binding, advisory basis, the Advisory Compensation Proposal as follows:

Votes For	Votes Against	Abstentions
139,504,118	9,411,306	636,752

Proposal No. 3: Adjournment Proposal

The proposal to approve one or more adjournments of the Special Meeting, from time to time to a later date or dates, if necessary, to solicit additional proxies if there were insufficient votes to adopt the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”) required the affirmative vote of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) by the stockholders of Kennedy Wilson present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote on such proposal. The Company’s stockholders approved the Adjournment Proposal, as follows:

Votes For	Votes Against	Abstentions
143,306,344	6,169,767	76,065

However, because Proposal No. 1 to adopt the Merger Agreement was approved, the adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not adjourned.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the termination or expiration of any required waiting periods, or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the Merger on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the Merger; (7) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and/or its directors, executive officers or other related persons; (9) other risks that could affect the Company’s business, financial condition or results of operations, including those set forth in the Company’s most recent Annual Report on Form 10-K and any subsequent filings; and (10) other risks to the consummation of the Merger. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s control, and involve known and unknown risks and uncertainties that could cause the Company’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by the Company about its businesses including, without limitation, the risk factors discussed in the Company’s filings with the SEC.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s most recent Annual Report on Form 10-K as well as the Company’s subsequent filings and are available online at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

	By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 11, 2026